UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 14, 2006
(Date of Earliest Event Reported)

VALENTIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction of Incorporation or Organization)	0-22987	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010
(Address of Principal Executive Offices)

(650) 697-1900
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                    Results of Operations and Financial Condition.

On February 14, 2006, Valentis, Inc. issued a press release announcing its financial results for its second fiscal quarter ended December 31, 2005.  The full text of the press release is attached hereto as Exhibit 99.1.  The information contained in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)                                          Exhibits.

Exhibit No.	Description

99.1	Text of Press Release, dated February 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2006

VALENTIS, INC.

By:	/s/ JOSEPH A. MARKEY
Joseph A. Markey
Vice President of Finance and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated February 14, 2006.